Financial Instruments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial Instruments
5.	Financial Instruments

5.1.	Capital Risk Management
The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.
The capital structure of the Company consists of debt (Note 18) and equity attributable to common shareholders, comprising of issued capital (Note 19), accumulated reserves (Note 20) and retained earnings.
The Company is not subject to any externally imposed capital requirements with the exception of complying with the minimum tangible net worth covenant under the credit agreement governing bank debt (Note 18).
The Company is in compliance with the debt covenants at December 31, 2019, as described in Note 18.1.

5.2.	Categories of Financial Assets and Liabilities
The
non-revolving
term loan, which requires regularly scheduled payments of interest and principal, is carried at amortized cost. Other receivables are non-interest
bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, the non-revolving
term loan and the other receivables are reported net of allowances for uncollectable amounts. All other financial assets are reported at fair value. Fair value adjustments on financial assets are reflected as a component of net earnings with the exception of fair value adjustments associated with the Company’s long-term investments in common shares held. As these long-term investments are held for strategic purposes and not for trading, the Company has made a one time, irrevocable election to reflect the fair value adjustments associated with these investments as a component of OCI. Financial liabilities are reported at amortized cost using the effective interest method. The following table summarizes the classification of the Company’s financial assets and liabilities:

	Note	December 31	December 31
(in thousands)		2019	2018

Financial assets

Financial assets mandatorily measured at FVTNE

Cash and cash equivalents		$103,986	$75,767

Trade receivables from provisional concentrate sales, net of fair value adjustment	6, 9	4,350	1,332

Convertible notes receivable	15	21,856	12,899

Investments in equity instruments designated as at FVTOCI

Long-term investments - common shares held	16	309,757	164,753

Financial assets measured at amortized cost

Non-revolving term loan	25	431	-

Other accounts receivable	9	2,788	854

Class action settlement recoverable	25, 29	41,500	-

Total financial assets		$484,668	$255,605

Financial liabilities

Financial liabilities at amortized cost

Accounts payable and accrued liabilities		11,794	19,883

Bank debt	18	874,500	1,264,000

Pension liability	28	810	-

Class action settlement	29	41,500	-

Total financial liabilities		$928,604	$1,283,883

5.3.	Credit Risk
Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.
The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company invests surplus cash in short-term, high credit quality, money market instruments. In addition, counterparties used to sell precious metals are all large, international organizations with strong credit ratings and the balance of trade receivables owed to the Company in the ordinary course of business is not significant. Therefore, credit risk associated with trade receivables at December 31, 2019 is considered to be negligible.

The Company’s maximum exposure to credit risk related to its financial assets is as follows:

		December 31	December 31
(in thousands)	Note	2019	2018

Cash and cash equivalents		$103,986	$75,767

Trade receivables from provisional concentrate sales, net of fair value adjustment	9	4,350	1,332

Other accounts receivables	9	2,788	854

Non-revolving term loan	25	431	-

Convertible notes receivable	15	21,856	12,899

Class action settlement recoverable	25, 29	41,500	-

Maximum exposure to credit risk related to financial assets		$174,911	$90,852
As it relates to the
non-revolving
term loan and the convertible notes receivable, the Company has a security interest in the applicable mining concessions relative to Kutcho Copper Corp. (“Kutcho”) and Gold X Mining Corp (“Gold X”), respectively, and with some exceptions, all present and after acquired property of Kutcho and Gold X and its applicable subsidiaries.

5.4.	Liquidity Risk
The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. As at December 31, 2019, the Company had cash and cash equivalents of $104 million (December 31, 2018 - $76 million) and working capital of $90 million (December 31, 2018 - $51 million).
The Company holds equity investments of several companies (Note 16) with a combined market value at December 31, 2019 of $310 million (December 31, 2018 - $165 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, is not sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. These shares and warrants are held for strategic purposes and are considered long-term investments and therefore, as part of the Company’s planning, budgeting and liquidity analysis process, these investments are not relied upon to provide operational liquidity.
The following table summarizes the timing associated with the Company’s remaining contractual payments relating to its financial liabilities. The table reflects the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay (assuming that the Company is in compliance with all of its obligations). The table includes both interest and principal cash flows. To the extent that applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period.

As at December 31, 2019

(in thousands)	2020	2021 - 2023	2024 - 2025	After 2025	Total

Non-derivative financial liabilities

Bank debt ¹	$-	$-	$874,500	$-	$874,500

Interest on bank debt ²	25,363	68,061	5,877	-	99,301

Accounts payable and accrued liabilities	11,794	-	-	-	11,794

Performance share units 3	10,668	6,895	1,506	-	19,069

Pension liability 4	810	-	-	-	810

Lease liability	724	2,413	1,115	-	4,252

Class action settlement 5	41,500	-	-	-	41,500

Total	$90,859	$77,369	$882,998	$-	$1,051,226

1)
Assumes the principal balance outstanding at December 31, 2019 does not change until the debt maturity date. On February 27, 2020, the term of the revolving credit facility was extended by an additional year, with the facility now maturing on February 27, 2025.

2)
As the applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period combined with the assumption that the principal balance outstanding at December 31, 2019 does not change until the debt maturity date.

3)	Assumes a weighted average performance factor of 186% (see Note 20.1).
4)
As described in Note 28, any benefits under the SERP will be paid out to the employee over a 10-year period, or at the employee’s election, a shorter period upon the employee’s retirement from the Company.

5)
As more fully described in Note 29, the class action settlement will be fully funded by the Company’s insurance carriers and the other Defendants. The Company will not be required to pay any portion of the settlement. The recoverable amount has been reflected as a component of Other current assets (Note 25).

5.5.	Currency Risk
The Company undertakes certain transactions denominated in Canadian dollars, including certain operating expenses and the acquisition of strategic long-term investments. As a result, the Company is exposed to fluctuations in the value of the Canadian dollar relative to the United States dollar. The carrying amounts of the Company’s Canadian dollar denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

	December 31	December 31
(in thousands)	2019	2018

Monetary assets

Cash and cash equivalents	$4,148	$731

Accounts receivable	2,519	637

Long-term investments - common shares held	309,757	161,421

Convertible note receivable	11,837	12,899

Non-revolving term loan	431	-

Other long-term assets	3,450	1,105

Total Canadian dollar denominated monetary assets	$332,142	$176,793

Monetary liabilities

Accounts payable and accrued liabilities	$6,059	$16,128

Current taxes payable	-	3,361

Performance share units	15,423	8,808

Lease liability	2,748	-

Pension liability	810	-

Total Canadian dollar denominated monetary liabilities	$25,040	$28,297
The following tables detail the Company’s sensitivity to a 10% increase or decrease in the Canadian dollar relative to the United States dollar, representing the sensitivity used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in exchange rates.

	As at December 31, 2019
	Change in Canadian Dollar

(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(265)	$265

Increase (decrease) in other comprehensive income	30,976	(30,976)

Increase (decrease) in total comprehensive income	$30,711	$(30,711)

	As at December 31, 2018
	Change in Canadian Dollar

(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(1,292)	$1,292

Increase (decrease) in other comprehensive income	16,142	(16,142)

Increase (decrease) in total comprehensive income	$14,850	$(14,850)

5.6.	Interest Rate Risk
The Company is exposed to interest rate risk on its outstanding borrowings and short-term investments. Presently, all of the Company’s outstanding borrowings are at floating interest rates. The Company monitors its exposure to interest rates and has not entered into any derivative contracts to manage this risk. During the year ended December 31, 2019, the weighted average effective interest rate paid by the Company on its outstanding borrowings was 4.07% (2018 – 3.57%).
During the years ended December 31, 2019 and December 31, 2018, a fluctuation in interest rates of 100 basis points (1 percent) would have impacted the amount of interest expensed by approximately $11 million and $10 million, respectively.

5.7.	Other Price Risk
The Company is exposed to equity price risk as a result of holding long-term investments in common shares of various companies. The Company does not actively trade these investments.
If equity prices had been 10% higher or lower at the respective balance sheet date, other comprehensive income for the years ended December 31, 2019 and December 31, 2018 would have increased/decreased by approximately $31 million and $16 million, respectively, as a result of changes in the fair value of common shares held.

5.8.	Fair Value Estimation
The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).
Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Unobservable inputs which are supported by little or no market activity.
The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		December 31, 2019

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents		$103,986	$103,986	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	9	4,350	-	4,350	-

Long-term investments - common shares held	16	309,757	309,757	-	-

Convertible notes receivable	15	21,856	-	-	21,856

		$439,949	$413,743	$4,350	$21,856

		December 31, 2018

(in thousands)		Total	Level 1	Level 2	Level 3

Cash and cash equivalents		$75,767	$75,767	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	9	1,332	-	1,332	-

Long-term investments - common shares held	16	164,753	164,753	-	-

Convertible note receivable	15	12,899	-	-	12,899

		$254,751	$240,520	$1,332	$12,899

The
non-revolving
term loan, which requires regularly scheduled payments of interest and principal, is carried at amortized cost. Other accounts receivables and accounts payables and accrued liabilities are non-interest
bearing and are stated at carrying values, which approximate fair values due to the short terms to maturity. Where necessary, the non-revolving
term loan as well as other receivables are reported net of allowances for uncollectable amounts.
The Company’s bank debt (Note 18.1) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.

5.8.1.	Valuation Techniques for Level 1 Assets
Cash and Cash Equivalents
The Company’s cash and cash equivalents are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy.
Long-Term Investments in Common Shares Held
The Company’s long-term investments in common shares held are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy. The fair value of the long-term investments in common shares held is calculated as the quoted market price of the common share multiplied by the quantity of shares held by the Company.

5.8.2.	Valuation Techniques for Level 2 Assets
Accounts Receivable Arising from Sales of Metal Concentrates
The Company’s trade receivables and accrued liabilities from provisional concentrate sales are valued based on forward prices of gold and silver to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.

5.8.3.	Valuation Techniques for Level 3 Assets
Convertible Notes Receivable
The fair value of the convertible notes receivable (Note 15), which are not traded in an active market, is determined by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk (the market interest rate), and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the respective convertible notes receivable.
As the expected volatility and market interest rate are not observable inputs, the convertible notes receivable are classified within Level 3 of the fair value hierarchy and any changes in fair value are reflected on the Consolidated Statement of Earnings under the classification Other (Income) Expense (Note 8).
Relative to the Kutcho Convertible Note, management estimates that the market interest rate on similar borrowings without the conversion feature was approximately 21% and has used an implied volatility of 30% in valuing the convertibility feature.
Relative to the Gold X Convertible Note, management estimates that the market interest rate on similar borrowings without the conversion feature was approximately 12% and has used an implied volatility of 30% in valuing the convertibility feature.
Holding all other variables constant, a fluctuation in interest rates of 1% and a fluctuation in the implied volatility used of 5% would have impacted the valuation as below:

	As at December 31, 2019
	Change in interest rate		Change in volatility
(in thousands)	Increase 1%	Decrease 1%	Increase 5%	Decrease 5%

Kutcho Convertible Note	$(515)	$542	$72	$(41)

Gold X Convertible Note	(262)	270	191	(172)

Minto Derivative Liability
The production payment per ounce of gold delivered to Wheaton under the Minto PMPA is to be increased over the fixed price in periods where the market price of copper is lower than $2.50 per pound. As this pricing mechanism meets the definition of a derivative, it is reflected at fair value for financial reporting purposes. At December 31, 2019 and December 31, 2018, the Company estimated the fair value of this derivative liability to be $NIL.